SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): January 6, 2000

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                   1-9466                    13-3216325
           (Commission File Number) (IRS Employer Identification No.)


                            3 World Financial Center
                            New York, New York 10285
                        (Address of principal (Zip Code)
                          executive offices)

               Registrant's telephone number, including area code:
                                 (212) 526-7000

Item 5.  Other Events


Fourth Quarter Earnings

         On January 6, 2000 Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its fourth quarter 1999 earnings (the "Earnings Release").

         Copy of the Earnings Release follows.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

The following Exhibits are filed as part of this Report.

         99.1     Press Release Relating to Fourth Quarter 1999 Earnings

         99.2     Consolidated Statement of Income
                  (Three Months Ended November 30, 1999)
                  (Preliminary and Unaudited)

         99.3     Consolidated Statement of Income
                  (Twelve Months ended November 30, 1999)
                  (Preliminary and Unadudited)

         99.4     Selected Statistical Information





     The Exhibit Index to this Report is incorporated herein by reference.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LEHMAN BROTHERS HOLDINGS INC.


                                        By:     /s/ John L. Cecil
                                                -------------------------
                                                John L. Cecil
                                                Chief Financial and
                                                Administrative Officer
                                                (Principal Financial Officer)



Date:  January 6, 2000

                                  EXHIBIT INDEX



Exhibit No.                  Exhibit

Exhibit 99.1                 Press Release Relating to
                             Fourth Quarter 1999 Earnings

Exhibit 99.2                 Consolidated Statement of Income
                             (Three Months Ended November 30, 1999)
                             (Preliminary and Unaudited)

Exhibit 99.3                 Consolidated Statement of Income
                             (Twelve Months ended November 30, 1999)
                             (Preliminary and Unadudited)

Exhibit 99.4                 Selected Statistical Information

[GRAPHIC OMITTED]


For Immediate Release                   Media Contact:        William J. Ahearn
                                                              (212) 526-4379

                                       Investor Contact:      Shaun Butler
                                                              (212) 526-8381





                             LEHMAN BROTHERS REPORTS
                      RECORD 1999 EARNINGS OF $1.13 BILLION
                                UP 54% FROM 1998


                Fourth Quarter Earnings Quadruple to $301 Million


NEW YORK, January 6, 2000 -- Lehman Brothers Holdings Inc. (NYSE: LEH) today reported that net income was a record $1.13 billion for the full year of fiscal 1999, an increase of 54 percent from the $736 million of net income reported in fiscal 1998. For the full year, earnings per common share increased 57 percent to a record $8.15 (diluted), compared with $5.19 per share (diluted) in fiscal 1998.

For the quarter ended November 30, 1999, net income was $301 million, or $2.28 per common share (diluted), an increase of 307 percent from $74 million, or $0.51 per share (diluted), reported in the fourth quarter of fiscal 1998.

"By any measure, this was a terrific year for Lehman Brothers," said Richard S. Fuld, Jr.,


                                   -- more --

                                                           1999 Earnings/Page 2

Chairman and Chief Executive Officer. "This year's record results reflect how far the Firm has come since becoming a public company five years ago. Underscoring our position as a leading global investment bank, our earnings in 1999 represent a tenfold increase from our first year's net income level."

In addition to posting record net income, Lehman Brothers also posted record revenues and return on equity for the full year of 1999. Mr. Fuld noted that 1999 marked the first year that the Firm has passed the billion-dollar level for earnings, and the $5 billion-level for net revenues. He said that both the quarterly and full-year results reflect a number of successes for the Firm, including the successful diversification of its business mix, its global expansion, and the effective management of both expenses and risk.

For the full year, Lehman Brothers posted record results in its investment banking and capital markets businesses, including equities, fixed income, and high net worth retail. The Firm also posted a record year in its European operations.

For the full fiscal year, net revenues (total revenues less interest expense) were $5.3 billion, an increase of 30 percent from $4.1 billion in fiscal 1998. Net revenues for the fourth quarter were $1.4 billion, an increase of 112 percent from $665 million in the fourth quarter of fiscal 1998.

For the full 12 months of fiscal 1999, non-interest expenses were $3.7 billion. Non-personnel expenses were $1 billion, compared with $975 million in the 1998 fiscal year. Non-interest expenses for the fourth quarter were $973 million. Non-personnel expenses for the same period were $258 million, compared with $234 million in the previous fiscal year's fourth quarter, reflecting continued investments in a number of key strategic businesses and increased technology expenditures related to the Year 2000. Mr. Fuld noted that compensation and benefits as a percentage of net revenues remained at 50.7

                                   -- more --

                                                           1999 Earnings/page 3
percent for the 19th successive quarter.

For the full year, the Firm's pre-tax margin was 31 percent, compared with 26 percent for the 12 months of fiscal 1998. Return on common equity was 22 percent, compared with 16 percent in fiscal 1998. For the fiscal 1999 fourth quarter, the Firm's pre-tax margin was also 31 percent, compared with 14 percent in the fourth quarter of fiscal 1998. Return on common equity was 22 percent for the quarter ended November 30, 1999, compared with 6 percent for the fourth quarter of fiscal 1998. Return on common equity is calculated before any adjustments for special preferred dividends.

As of November 30, 1999, Lehman Brothers stockholders' equity and trust preferred securities totaled $7 billion, and total capital (stockholders' equity, trust preferred securities, and long-term debt) was $37.7 billion. Book value per common share was $45.50.

As a result of the level of earnings Lehman Brothers attained in 1999 and 1998, earnings per share calculations include the impact of a special preferred dividend of $50 million paid to American Express Company and to Nippon Life Insurance Company at year end. American Express and Nippon Life are entitled to receive an annual non-cumulative preferred dividend equal to 50 percent of the amount by which the Firm's net income for the full fiscal year exceeds $400 million, up to a maximum of $50 million per year, through mid-year 2002.

Lehman Brothers is a global investment bank with leadership positions in corporate finance, advisory services, private equity, municipal finance and fixed income and equity sales, trading and research. Lehman Brothers serves the financial needs of corporate, government and institutional clients, and high-net-worth individuals through offices in major financial centers worldwide.

                         Financial Information Attached

LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF INCOME
(Preliminary and Unaudited)
(In millions, except per share data)



                                                                  Three Months Ended                         Percentage of
                                                         November 30               November 30               Dollar Change
                                                            1999                      1998                     Inc/(Dec)
                                                       --------------             -------------            ---------------
Revenues:
    Principal transactions                               $   623                    $     90
    Investment banking                                       432                         246
    Commissions                                              186                         135
    Interest and dividends                                 3,453                       3,307
    Other                                                      7                          19
                                                        --------                     -------
       Total revenues                                      4,701                       3,797
    Interest expense                                       3,290                       3,132
                                                           -----                       -----
       Net revenues                                        1,411                         665                    112%
                                                           -----                      ------
Non-interest expenses:
    Compensation and benefits                                715                         337
    Technology and communications                             85                          73
    Brokerage and clearance                                   57                          57
    Business development                                      31                          29
    Occupancy                                                 32                          27
    Professional fees                                         33                          30
    Other                                                     20                          18
                                                            ----                        ----
       Total non-interest expenses                           973                         571                     70%
                                                             ---                         ---
Income before taxes and dividends
  on trust preferred securities                              438                          94                    366%
    Provision for income taxes                               122                          20
    Dividends on trust preferred securities                   15                        ____
                                                          ------
Net income                                                 $ 301                       $  74                    307%
                                                           =====                       =====
Net income applicable to common stock                      $ 292                       $  62                     371%
                                                           =====                       =====


Earnings per common share
  Basic                                                    $2.41                       $0.51
                                                           =====                       =====
  Diluted                                                  $2.28                       $0.51
                                                           =====                       =====



LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF INCOME
(Preliminary and Unaudited)
(In millions, except per share data)



                                                                  Twelve Months Ended                        Percentage of
                                                         November 30               November 30               Dollar Change
                                                            1999                      1998                     Inc/(Dec)
                                                       --------------             -------------            ---------------
Revenues:
    Principal transactions                               $ 2,341                     $ 1,232
    Investment banking                                     1,682                       1,582
    Commissions                                              651                         513
    Interest and dividends                                14,251                      16,542
    Other                                                     64                          25
                                                        --------                    --------
       Total revenues                                     18,989                      19,894
    Interest expense                                      13,649                      15,781
                                                          ------                      ------
       Net revenues                                        5,340                       4,113                     30%
                                                         -------                     -------
Non-interest expenses:
    Compensation and benefits                              2,707                       2,086
    Technology and communications                            327                         316
    Brokerage and clearance                                  232                         239
    Business development                                     122                         109
    Occupancy                                                116                         113
    Professional fees                                        115                         109
    Other                                                     90                          89
                                                         -------                     -------
       Total non-interest expenses                         3,709                       3,061                     21%
                                                           -----                       -----
Income before taxes and dividends
  on trust preferred securities                            1,631                       1,052                     55%
    Provision for income taxes                               457                         316
    Dividends on trust preferred securities                   42                       _____
                                                      ----------
Net income                                               $ 1,132                      $  736                     54%
                                                         =======                      ======
Net income applicable to common stock                    $ 1,037                      $  649                     60%
                                                         =======                      ======


Earnings per common share
  Basic                                                    $8.53                      $5.37
                                                           =====                      =====                                  =
  Diluted                                                  $8.15                      $5.19
                                                           =====                      =====                                  =




LEHMAN BROTHERS HOLDINGS INC.
SELECTED STATISTICAL INFORMATION
(Preliminary and Unaudited)
(Dollars in millions, except per share data)




                                               Twelve Months                                    Quarters Ended
                                          --------------------------   -------------------------------------------------------------
                                                1999         1998          11/30/99    8/31/99       5/31/99      2/28/99   11/30/98
                                         ------------ -------------   ------------ ------------ ------------- ----------- ----------

Income Statement
Net Revenues                                  $5,340        $4,113         $1,411      $1,356       $1,455       $1,118        $665
Non-Interest Expenses:
  Compensation and Benefits                    2,707         2,086            715         688          738          567         337
  Nonpersonnel Expenses                        1,002           975            258         251          251          242         234
Net Income                                     1,132           736            301         290          330          211          74
Net Income Applicable to
   Common Stock                                1,037           649            292         279          268          198          62
Earnings per Common Share
   Basic                                       $8.53         $5.37          $2.41       $2.30        $2.19        $1.62       $0.51
   Diluted                                     $8.15         $5.19          $2.28       $2.20        $2.09        $1.57       $0.51

Financial Ratios (%)
Return on Common Equity
     (annualized) (a)                           21.8          16.3           21.6        22.1         26.3         17.2         5.6
Return on Common Equity
   (annualized) (b)                             20.8          15.2           21.6        22.1         22.1         17.2         5.6

Pretax Operating Margin                         30.5          25.6           31.1        30.8         32.0         27.6        14.1
Compensation & Benefits/
   Net Revenues                                 50.7          50.7           50.7        50.7         50.7         50.7        50.7
Effective Tax Rate                              28.0          30.0           28.0        27.0         27.0         31.0        20.5

Balance Sheet
Total Assets                                                             $192,000    $202,149     $191,543     $179,305    $153,890
Total Assets Excluding Matched Book (c)                                   130,000     136,106      128,822      121,881     111,509
Common Stockholders' Equity                                                 5,595       5,192        4,935        4,731       4,505
Total Stockholders' Equity + Trust
Preferred         Securities                                                6,993       6,660        6,453        5,964       5,413
Total Capital (d)                                                          37,684      36,517       34,915       32,682      32,754
Book Value per Common Share (e)                                             45.50       42.91        40.58        38.72       37.06

Other Data (#s)
Employees                                                                   8,893       8,729        8,511        8,695       8,873
Common Stock Outstanding                                              119,912,810 120,070,089  119,700,830  118,977,746 113,657,877
Average Shares
   Basic                                 121,477,059   120,909,920    120,761,065 121,317,358  122,144,018  121,942,892 120,726,366
   Diluted (f)                           129,282,672   124,991,831    128,994,372 129,063,197  130,364,705  125,776,277 122,527,953








(a) Return on common equity calculated using net income before adjusting for special preferred dividends.

(b) Return on common equity calculated using net income after adjusting for special preferred dividends.

(c) Matched book is defined as the lower of securities purchased under agreements to resell or securities sold under agreements to repurchase.

(d) Total capital includes long-term debt and stockholders' equity, as well as, Trust Preferred Securities, where applicable.

(e) This calculation includes restricted stock units granted under the Lehman Stock Award Programs included in stockholders' equity.

(f) For the quarters ended November 30, August 31 and May 31, 1999, the assumed conversion of Series A and B Convertible Preferred Stock into 2,118,396, 2,607,680 and 2,912,505 common shares had the effect of decreasing diluted earnings per share by $0.01. For the year ended November 30, 1999 the assumed conversion of Series A and B Convertible Preferred Stock into 2,779,737 common shares had the effect of decreasing diluted earnings per share by $0.04.